UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 12, 2017, the Annual Meeting of Stockholders (the “Meeting”) of Santander Consumer USA Holdings Inc. (the “Company”) was held in Dallas, Texas. As of the close of business on April 13, 2017, the record date for the Meeting, there were 359,418,551 shares of the Company’s common stock outstanding, with each share entitled to one vote on each matter presented for consideration at the Meeting. The holders of 309,784,276 shares of the Company’s common stock were present in person, or represented by proxy, at the Meeting. At the Meeting, the Company’s stockholders voted on the matters set forth below.

Proposal 1 – Company Proposal – Election of Directors. The Company’s stockholders elected all 12 persons nominated for election as directors, as set forth in the Company’s proxy statement, dated April 28, 2017, to serve on the Company’s Board of Directors until the Company’s 2018 Annual Meeting of Stockholders. The following table sets forth the vote of the stockholders at the Meeting with respect to the election of directors:

Nominee	For	Against	Withhold	Broker Non-Votes
Jose Doncel	269,966,737	0	20,916,602	18,900,937
Stephen A. Ferriss	259,577,267	0	31,306,072	18,900,937
Brian Gunn	269,962,769	0	20,920,570	18,900,937
Victor Hill	269,966,312	0	20,917,027	18,900,937
Edith E. Holiday	286,304,032	0	4,579,307	18,900,937
Mark P. Hurley	267,023,388	0	23,859,951	18,900,937
Jason A. Kulas	261,070,241	0	29,813,098	18,900,937
Javier Maldonado	229,304,481	0	61,578,858	18,900,937
Robert J. McCarthy	259,828,478	0	31,054,861	18,900,937
William F. Muir	287,261,012	0	3,622,327	18,900,937
Scott Powell	270,198,899	0	20,684,440	18,900,937
William Rainer	285,951,954	0	4,931,385	18,900,937

Proposal 2 – Company Proposal – Ratification of Independent Accountants. The Company’s stockholders voted on and approved the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
308,749,084	939,099	96,093	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Dated: June 14, 2017	By:	/s/ Christopher Pfirrman
	Name:	Christopher Pfirrman
	Title:	Chief Legal Officer